Exhibit 23.3


                        CONSENT OF NOTTAGE, MILLER & CO.

We hereby consent to the inclusion of references to our law firm in the Prospectus constituting a part of this Registration Statement on Form S-1 of Advanced Viral Research Corp.



                                               /s/ NOTTAGE, MILLER & CO.
                                               -----------------------------
                                               Nottage, Miller & Co.

January 12, 1999